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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders
Viatel, Inc.:

As independent public accountants, we hereby consent to the incorporation by reference of our reports dated February 2, 1999 relating to the financial statements of Destia Communications, Inc. included in the registration statement on Form S-4 (No. 333-89143) and to all references to our Firm included in or made part of such registration statement.



                                                   /s/ ARTHUR ANDERSEN LLP
                                                   -----------------------
                                                   ARTHUR ANDERSEN LLP


New York, New York
December 16, 1999